                                                                  Conformed Copy



                               BENEFITS AGREEMENT



                                  dated as of


                               November 20, 1996



                                    between



                           ALCO STANDARD CORPORATION


                                      and


                           UNISOURCE WORLDWIDE, INC.


ARTICLE I
     DEFINITIONS......................................................................    1
     Section 1.01.  Definitions.......................................................    1
                    -----------

ARTICLE II
     EMPLOYEES AND ALLOCATION OF LIABILITIES..........................................    4
     Section 2.01.  Allocation of Employee Liabilities................................    4
                    ----------------------------------
     Section 2.02.  Offer of Employment; Benefit Plan Coverage........................    5
                    ------------------------------------------
     Section 2.03.  Accounting Adjustments............................................    5
                    ----------------------
     Section 2.04.  Collective Bargaining Agreements..................................    6
                    --------------------------------
     Section 2.05.  Administration....................................................    6
                    --------------

ARTICLE III
     PENSION AND SAVINGS PLANS........................................................    7
     Section 3.01.  Plans to be Transferred to Unisource..............................    7
                    ------------------------------------
     Section 3.02.  Participating Companies Pension Plan..............................    7
                    ------------------------------------
     Section 3.03.  Transfer of Pension Plan Assets...................................   11
                    -------------------------------
     Section 3.04.  Supplemental Executive Retirement Plan............................   13
                    --------------------------------------
     Section 3.05.  Retirement Savings Plan...........................................   13
                    -----------------------
     Section 3.06.  Assumption of Liabilities Upon Transfer of Plan Assets; Filings...   15
                    ---------------------------------------------------------------

ARTICLE IV
     EMPLOYEE STOCK OPTION PLANS......................................................   16
     Section 4.01.  Employee Stock Option Plans.......................................   16
                    ---------------------------

ARTICLE V
     PARTNER PLANS....................................................................   18
     Section 5.01.  Partners' Stock Purchase Plan.....................................   18
                    -----------------------------
     Section 5.02.  Partner Loan Program..............................................   19
                    --------------------

ARTICLE VI
     OTHER EMPLOYEE PLANS.............................................................   20
     Section 6.01.  Bonus and Long-Term Incentive Plans...............................   20
                    -----------------------------------
     Section 6.02.  Deferred Compensation Plans.......................................   20
                    ---------------------------
     Section 6.03.  Welfare Benefit Plans.............................................   24
                    ---------------------
     Section 6.04.  Monthly Investment Plan...........................................   27
                    -----------------------
     Section 6.05.  Vacation Pay and Similar Items....................................   28
                    ------------------------------
     Section 6.06.  Canadian Plans....................................................   28
                    --------------

ARTICLE VII
     DIRECTORS PLANS..................................................................   28
     Section 7.01.  Stock Options.....................................................   28
                    -------------
     Section 7.02.  Retirement Plan...................................................   29
                    ---------------

ARTICLE VIII
     INDEMNIFICATION..................................................................   29
     Section 8.01.  Unisource Indemnification of the Alco Group.......................   29
                    -------------------------------------------
     Section 8.02.  Alco Indemnification of Unisource Group...........................   30
                    ---------------------------------------
     Section 8.03.  Insurance and Third Party Obligations.............................   30
                    -------------------------------------

ARTICLE IX
     INDEMNIFICATION PROCEDURES.......................................................   31
     Section 9.01.  Notice and Payment of Claims......................................   31
                    ----------------------------
     Section 9.02.  Notice and Defense of Third-Party Claims..........................   31
                    ----------------------------------------

ARTICLE X
     MISCELLANEOUS....................................................................   33
     Section 10.01.  Notices..........................................................   33
                     -------
     Section 10.02.  Amendment and Waiver.............................................   34
                     --------------------
     Section 10.03.  Entire Agreement.................................................   34
                     ----------------
     Section 10.04.  Parties in Interest..............................................   35
                     -------------------
     Section 10.05.  Further Assurances and Consents..................................   35
                     -------------------------------
     Section 10.06.  Severability.....................................................   36
                     ------------
     Section 10.07.  Governing Law....................................................   36
                     -------------
     Section 10.08.  Counterparts.....................................................   36
                     ------------
     Section 10.09.  Disputes.........................................................   36
                     --------

SCHEDULE 1.01
     Closed or Sold Operations Included in the Unisource Business

SCHEDULE 2.04
     Multi-Employer Plans

SCHEDULE 3.01
     Pension and Savings Plans to be Transferred to Unisource

SCHEDULE 3.02
     Calculation of Former Employees Portion, Active Unisource Employees Portion and Active Alco Employees Portion as of December 31, 1995

SCHEDULE 4.01
     Conversion and Adjustment of Outstanding Stock Options

                               BENEFITS AGREEMENT


     BENEFITS AGREEMENT ("Agreement") dated as of November 20, 1996 by and between Alco Standard Corporation, an Ohio corporation (together with its successors and permitted assigns, "Alco"), and Unisource Worldwide, Inc., a Delaware corporation (together with its successors and permitted assigns, "Unisource").

                                    RECITALS

          (A) Unisource is presently a wholly-owned subsidiary of Alco.

          (B) The Board of Directors of Alco has determined that it is in the best interest of Alco and the stockholders of Alco to make a distribution (the "Distribution") to the holders of Alco Common Stock (as defined herein) of all of the outstanding shares of Unisource Common Stock (as defined herein).

          (C) The parties have entered into a Distribution Agreement dated as of November 20, 1996 (the "Distribution Agreement").

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements and covenants contained in this Agreement, the parties hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

          Section 1.01.  Definitions.  As used herein, the following terms have
                         -----------
the following meanings:

          "Action" means any claim, suit, arbitration inquiry, proceeding or investigation by or before any court, governmental or other regulatory or administrative agency or commission or any other tribunal.

          "Active Alco Employee" means any person who is an employee of the Alco Group as of the Effective Date, including an employee who is absent on account of sick leave, short-term disability or authorized leave of absence.

          "Active Unisource Employee" means:

               (i) Any person who is employed in the Unisource Business as of the Effective Date, including any employee of the Unisource Business who is absent from work on the Effective Date on account of sick leave, short-term disability, leave of absence, or otherwise, and including any employee of the Unisource Business who is receiving severance payments on the Effective Date;

              (ii) Any corporate staff employee of the Alco Group who is designated by Unisource and Alco as an employee to whom Unisource will offer employment as of the Effective Date; and

             (iii) Any employee of the Unisource Business as of the Effective Date who is determined to have incurred a long-term disability (as defined in Section 6.03(c)) on or after October 1, 1996. The term "Active Unisource Employee" shall not include an employee who is determined to have incurred a long-term disability before October 1, 1996.

          "Alco Common Stock" means the outstanding shares of common stock, no par value, of Alco.

          "Alco Group" means Alco and its subsidiaries, excluding any member of the Unisource Group.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Distribution" is defined in the recitals of this Agreement.

          "Distribution Agreement" is defined in the recitals of this Agreement.

          "Effective Date" means January 1, 1997.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "Former Unisource Employee" means any former employee of the Unisource Business as of the Effective Date (including, without limitation, an employee of the Unisource Business who retired or otherwise terminated employment before the Effective Date) whose last day of active employment was with the Unisource Business, other than (i) an employee who is receiving severance payments on the Effective Date and (ii) an employee who is determined to have incurred a long-term disability on or after October 1, 1996.

          "Unisource Business" means the business now or formerly conducted by Unisource and its present or former subsidiaries or any other member of the Unisource Group, and shall include the closed or sold operations listed on
Schedule 1.01.

          "Unisource Common Stock" means the outstanding shares of common stock, no par value, of Unisource.

          "Unisource Director" shall mean a person who is a member of the Board of Directors of Unisource as of the Effective Date.

          "Unisource Group" shall mean Unisource, its subsidiaries and any subsidiary or division of any member of the Alco Group that is operated under the control of Unisource and is included in the results of Unisource for internal financial reporting purposes.

                                  ARTICLE II
                    EMPLOYEES AND ALLOCATION OF LIABILITIES

          Section 2.01.  Allocation of Employee Liabilities.
                         ----------------------------------

          (a) As of the Effective Date, Unisource shall assume, retain and be liable for all wages, salaries, welfare, pension, incentive compensation and other employee-related liabilities and obligations ("Employee Liabilities") with respect to Active Unisource Employees, except as specifically provided otherwise in this Agreement. Unisource shall assume, retain and be liable for Employee Liabilities with respect to Former Unisource Employees only as provided in this Agreement, except that if any Employee Liability arises with respect to an Active or Former Unisource Employee that is not covered in this Agreement (other than worker's compensation liability, which is covered in the Distribution Agreement), Unisource shall be liable for such Employee Liability. Alco shall assume, retain and be liable for Employee Liabilities with respect to Active and Former Unisource Employees to the extent described in this Agreement.

          (b) Notwithstanding anything in this Agreement to the contrary, Alco shall be liable for all Employee Liabilities with respect to Edward Patrone, and he shall not be considered a Former or Active Unisource Employee for purposes of this Agreement.

          (c) Except as specifically provided otherwise in this Agreement, as of the Effective Date, Alco shall transfer (or cause to be transferred) to Unisource all reserves and other assets held by the Alco Group that are attributable to liabilities assumed or retained by Unisource under this Agreement.

          Section 2.02.  Offer of Employment; Benefit Plan Coverage.
                         ------------------------------------------

          (a) Unisource shall offer those persons who are employed by the Alco Group immediately before the Effective Date, and who have been designated as Active Unisource Employees, employment with the Unisource Group as of the Effective Date, on terms and conditions, and with aggregate compensation and benefits, substantially similar to those of their employment with the Alco Group immediately before the Effective Date.

          (b) Active Unisource Employees shall not continue to be active participants in benefit plans maintained by the Alco Group on or after the Effective Date and, instead, shall be eligible to participate in applicable Unisource plans, as determined by Unisource, as of the Effective Date. Unisource shall treat service of each Active Unisource Employee with the Alco Group before the Effective Date as if such service had been with Unisource for purposes of determining eligibility to participate, eligibility for benefits, benefit forms and vesting under plans maintained by Unisource, to the extent the corresponding Alco plans gave credit for such service.

          Section 2.03.  Accounting Adjustments.  As of October 1, 1996,
                         ----------------------
Unisource has established on its books for financial accounting purposes liabilities and reserves for pension, welfare and other employee benefit plan obligations that will be retained or assumed by Unisource under this Agreement, and Alco has adjusted the liabilities and reserves on its books for financial accounting purposes to take into account Unisource's assumption or retention of liabilities under this Agreement. The initial adjustments as of October 1, 1996 have been made on an estimated basis. After the parties have finally calculated the actual liabilities under this Agreement, each party shall appropriately adjust its liabilities and reserves to reflect the actual amount of the liabilities and reserves that are properly allocable to that party. Neither party shall have any obligation to make payments or transfer assets to the other party with respect to such adjustments.

          Section 2.04.  Collective Bargaining Agreements.  As of the Effective
                         --------------------------------
Date, Unisource shall assume any and all obligations of the Alco Group under collective bargaining agreements with respect to Active or Former Unisource Employees and any and all obligations of the Alco Group to contribute to multi-employer plans (as defined in Section 3(37) of ERISA) with respect to Active or Former Unisource Employees. On and after the Effective Date, any withdrawal liability obligations, and any expenses or other amounts related thereto, that are payable to any multi-employer plan with respect to Active or Former Unisource Employees, regardless of whether such obligations relate to services performed before or after the Effective Date, shall be the sole responsibility of Unisource. Attached as Schedule 2.04, for information purposes only, is a list of all multi-employer plans covering Active Unisource Employees as of the Effective Date.

          Section 2.05.  Administration.  Unisource and Alco shall each make its
                         --------------
appropriate employees and data regarding employee benefit coverage available to the other at such reasonable times as may be necessary for the proper administration by the other of any and all matters relating to employee benefits and worker's compensation claims affecting its employees.

                                  ARTICLE III
                           PENSION AND SAVINGS PLANS

          Section 3.01.  Plans to be Transferred to Unisource.
                         ------------------------------------

          (a) As of the Effective Date, Unisource shall assume all of the Alco Group's obligations with respect to the pension and savings plans listed on
Schedule 3.01 (the "Transferred Plans"). Unisource (or a member of the Unisource Group) shall maintain each Transferred Plan on and after the Effective Date and shall take all actions necessary to be substituted for the Alco Group with respect to each Transferred Plan. The Alco Group shall cease to be the plan sponsor for the Transferred Plans as of the Effective Date.

          (b) The assets of Alco's Group Trust Fund (the "Group Trust Fund") allocable to each Transferred Plan whose assets are held in the Group Trust Fund shall be transferred in kind to a trust fund established by Unisource for the Transferred Plan as described in Section 3.03. The assets of any other Alco trust fund maintained for a Transferred Plan shall be transferred in kind on the Effective Date to a trust fund established by Unisource for the Transferred Plan.

          Section 3.02.  Participating Companies Pension Plan.
                         ------------------------------------

          (a) As of the Effective Date, Unisource shall establish a defined benefit pension plan and trust (the "Unisource Pension Plan") covering Active Unisource Employees who are participants in Alco's Participating Companies Pension Plan (the "Alco Pension Plan") that shall be initially comparable to the Alco Pension Plan. The Unisource Pension Plan shall be qualified under Sections 401 and 501 of the Code.

          (b) As of the Effective Date, Alco shall direct the trustees of the Alco Pension Plan to divide the assets of the Alco Pension Plan into three portions, as follows:

               (i) The "Former Employees Portion" shall be that portion of the fair market value of the assets of the Alco Pension Plan as of the Effective Date equal to the accumulated benefit obligations ("ABO") of all participants in the Alco Pension Plan who are not Active Alco Employees or Active Unisource Employees as of the Effective Date.

               (ii) The "Active Alco Employees Portion" shall be an amount equal to the total fair market value of the assets of the Alco Pension Plan as of the Effective Date, less the Former Employees Portion, multiplied by a fraction, the numerator of which is the aggregate projected benefit obligations (as defined below) ("PBO") of the Active Alco Employees in the Alco Pension Plan as of the Effective Date and the denominator of which is the total PBO of all Active Alco Employees and Active Unisource Employees in the Alco Pension Plan as of the Effective Date.

               (iii) The "Active Unisource Employees Portion" shall be an amount equal to the total fair market value of the assets of the Alco Pension Plan as of the Effective Date, less the Former Employees Portion, multiplied by a fraction, the numerator of which is the aggregate PBO of the Active Unisource Employees in the Alco Pension Plan as of the Effective Date and the denominator of which is the total PBO of all Active Alco Employees and Active Unisource Employees in the Alco Pension Plan as of the Effective Date.

               (iv) Attached as Schedule 3.02 is a calculation of the Former Employees Portion, Active Unisource Employees Portion and Active Alco Employees Portion computed as of December 31, 1995 in accordance with this Section 3.02.

          (c) After the foregoing division has been made, Alco shall direct the trustees of the Alco Pension Plan to transfer to the Unisource Pension Plan assets equal to the Active Unisource Employees Portion. The Former Employees Portion and the Active Alco Employees Portion shall remain in the Alco Pension Plan, and Alco shall remain responsible for providing benefits with respect to participants who are not Active Unisource Employees.

          (d) The terms "accumulated benefit obligations" and "projected benefit obligations" shall have the meanings given those terms in the Statement of Financial Accounting Standards No. 87 ("FAS 87"), using the same assumptions as are used by Alco for financial reporting purposes under FAS 87 as of September 30, 1996.

          (e) For purposes of calculating the value of the Alco Pension Plan assets as of the Effective Date, there shall be included a receivable for Alco's contributions for the plan year ending September 30, 1996 and for the portion of the 1997 plan year ending on the Effective Date, which shall be calculated consistent with Alco's past practice for making contributions to the Alco Pension Plan. Unisource shall reimburse Alco for Unisource's pro rata share of the contribution relating to the plan year ended September 30, 1996, no later than the date on which Alco makes such contribution to the Alco Pension Plan. Unisource shall contribute its pro rata share of the 1997 plan year contribution to the applicable Unisource pension plan.

          (f) If the amount calculated for transfer to the Unisource Pension Plan under the foregoing provisions of this Section 3.02 is not sufficient to satisfy section 414(l) of the Code, the amount shall be adjusted so as to equal the minimum amount required by section 414(l) of the Code. If the amount calculated for transfer to the Unisource Pension Plan under the foregoing provisions of this Section 3.02 is greater than the maximum amount allowed to be transferred under section 414(l) of the Code (such that section 414(l) of the Code would be violated by the transfer), the amount shall be adjusted to the extent necessary to cause the requirements of section 414(l) of the Code to be met. In either event, the party whose plan received more assets than the amount calculated under the foregoing provisions of this Section 3.02 shall make an appropriate payment directly to the other party to place the parties in the same economic position as if only the amount calculated under the foregoing provisions of this Section 3.02 had been transferred.

          (g) Alco shall adjust the amount to be transferred from the Alco Pension Plan to the Unisource Pension Plan, as calculated above, by a pro rata share of the Alco Pension Plan earnings, gains and losses, appreciation, depreciation and expenses for the period between the Effective Date and the date on which the assets are actually transferred, and by the assets transferred pursuant to the second sentence of Section 3.03(a).

          (h) The calculations referred to in this Section 3.02 shall be made by Alco's actuaries and shall be subject to review by Unisource's actuaries. The assets shall be transferred in kind as described in Section 3.03.

          (i) The accrued benefits to be credited under the Unisource Pension Plan as of the Effective Date with respect to Active Unisource Employees shall not be less than the accrued benefits of the Active Unisource Employees under the Alco Pension Plan immediately before the Effective Date.

          (j) If an employee of the Unisource Business incurred a long-term disability before October 1, 1996 and for that reason is not considered an Active Unisource Employee, and the employee subsequently recovers from the long-term disability and returns to work with the Unisource Group, Alco shall direct the trustees of the Alco Pension Plan to transfer an amount equal to the PBO of such employee from the Alco Pension Plan to the applicable Unisource pension plan covering such employee. The amount shall be computed and transferred as of the end of the calendar year in which the employee returns to work and shall be computed based on the assumptions used by Alco for financial reporting purposes under FAS 87 as of the end of the fiscal year ending in that calendar year. The amount to be transferred shall be determined consistent with Section 414(l) of the Code and shall be transferred within 30 days after the end of the calendar year in which the employee returns to work. Unisource and its applicable pension plan shall assume liability for all benefits payable with respect to the transferred assets. Unisource shall also assume liability for all benefits that are payable under Alco's Supplemental Retirement Plan with respect to the employee on and after the date on which the employee returns to work with the Unisource Group.

          Section 3.03.  Transfer of Pension Plan Assets.
                         -------------------------------

          (a) The assets of Alco's Group Trust Fund allocable to the Transferred Plans and to the portion of the Alco Pension Plan that is to be transferred to the Unisource Pension

Plan shall be transferred in kind to one or more trusts established by Unisource for the Unisource plans. Within 30 days after the Effective Date, Alco shall transfer to the Unisource trust an amount that Alco and Unisource deem sufficient to cover all benefit payments required to be made with respect to Active Unisource Employees under the Unisource pension plans before the date on which the final asset transfer occurs. The remaining assets shall be transferred as soon as is practicable after the actuaries finalize their calculation of the amount to be transferred, and after receipt of any governmental approvals.

          (b) Alco shall apportion the assets of the Group Trust Fund pro rata, to the extent practicable, in a fair and equitable manner, consistent with the fiduciary obligations of Alco and the plan trustees, between the plans remaining with Alco and the plans or plan assets being transferred to the Unisource trust. The trustees of the Alco Group Trust Fund have determined that the Alco Common Stock held in the Group Trust Fund will be allocated to the plans remaining with Alco and, except as provided below, the Unisource Common Stock held in the Group Trust Fund will be allocated to the Unisource trust. However, in order to comply with applicable law, on the date on which assets are transferred to the Unisource trust, the fair market value of the Unisource Common Stock allocated to the Unisource trust shall not exceed 10% of the fair market value of the assets of the applicable Unisource plans. Any Unisource Common Stock that is not allocated to the Unisource trust as a result of this limit shall be allocated to the plans remaining with Alco.

          (c) If for any reason the amount transferred from Alco's Group Trust Fund to the Unisource trust exceeds or is less than the amount that should have been transferred pursuant to this Article III, an appropriate amount shall be transferred between the Unisource trust and

Alco's Group Trust Fund such that Alco's Group Trust Fund and the Unisource trust will be in the same economic position as if only the correct amount had been transferred.

     Section 3.04.   Supplemental Executive Retirement Plan.   As of the
                     --------------------------------------
Effective Date, Unisource shall establish a supplemental executive retirement plan for eligible Active Unisource Employees, and Unisource shall assume liability for all benefits that are payable on or after the Effective Date with respect to Active Unisource Employees under Alco's Supplemental Executive Retirement Plan. Alco shall be liable for all benefits payable under Alco's Supplemental Executive Retirement Plan with respect to Former Unisource Employees.

     Section 3.05.   Retirement Savings Plan.
                     -----------------------

     (a) As of the Effective Date, Unisource shall establish a defined contribution plan and trust (the "Unisource RSP") covering Active Unisource Employees who are participants in Alco's Retirement Savings Plan (the "Alco RSP"). The Unisource RSP shall be qualified under Sections 401 and 501 of the Code and shall provide for salary reduction contributions pursuant to Section 401(k) of the Code.

     (b) Assets of the Alco RSP equal to the aggregate account balances of the Active Unisource Employees under the Alco RSP shall be transferred to the Unisource RSP as of the Effective Date. The transfer shall be made in cash, interests in mutual funds, Alco Common Stock and Unisource Common Stock, according to the investment of each Active Unisource Employee's account as of the date on which the transfer is made. Any outstanding balances of plan loans to Active Unisource Employees shall be transferred with the underlying accounts. The account balances of the Active Unisource Employees shall be valued as of the date on which the transfer is made, which value shall include the earnings, gains and losses, appreciation and depreciation of the investment funds in which the accounts are invested through the date on which the transfer is made. Alco and the Alco RSP shall remain responsible for providing benefits accrued under the Alco RSP for Former Unisource Employees.

     (c) After the Effective Date, Unisource shall allow participants in the Unisource RSP to retain their investment in shares of Alco Common Stock under the Unisource RSP for such period as Unisource deems appropriate. Unless Unisource determines otherwise, Unisource shall allow participants to transfer investments out of the Alco Common Stock investment fund under the Unisource RSP, but no investments may be transferred into the Alco Common Stock fund under the Unisource RSP.

     (d) After the Effective Date, Alco shall allow participants in the Alco RSP to retain their investment in shares of Unisource Common Stock under the Alco RSP for such period as Alco deems appropriate. Unless Alco determines otherwise, Alco shall allow participants to transfer investments out of the Unisource Stock Fund under the Alco RSP, but no investments may be transferred into the Unisource Stock Fund under the Alco RSP.

     (e) Each party shall provide to the other party in a timely manner such proxy statements, annual reports, and other materials with respect to the party's stock as may be reasonably requested by the other party.

     (f) Alco shall retain all company-owned life insurance policies purchased with respect to participants in the Alco RSP, except as otherwise provided in
Section 6.02 with respect to life insurance policies purchased in connection with deferred compensation plans.

     (g) If an employee of the Unisource Business incurred a long-term disability before October 1, 1996 and for that reason is not considered an Active Unisource Employee, and the employee subsequently recovers from the long-term disability and returns to work with the Unisource Group, Alco shall direct the trustee of the Alco RSP to transfer assets of the Alco RSP equal to the account balance of such employee to the Unisource RSP as of the end of the calendar year in which the employee returns to work. The transfer shall be made consistent with Section 414(l) of the Code and subsection (b) above, and shall be made within 30 days after the end of the plan year in which the Unisource Employee returns to work. Unisource and the Unisource RSP shall assume liability for all benefits payable with respect to the transferred assets.

     Section 3.06.  Assumption of Liabilities Upon Transfer of Plan Assets;
                    -------------------------------------------------------
Filings.
-------

     (a) Effective on the date of the transfer of assets of a Transferred Plan, the Alco Pension Plan or the Alco RSP, (i) the Unisource Group and its applicable benefit plan shall assume all liabilities in connection with the transferred assets, and (ii) the Alco Group shall have no further liability with respect to the assets and liabilities that are transferred. The Alco Group shall have no liability with respect to Unisource's pension and savings plans, and the Unisource Group shall have no liability with respect to Alco's pension and savings plans.

     (b) Unisource and Alco shall make the appropriate filings required under the Code or ERISA in connection with the transfers described in this Article III in a timely manner. The parties agree that the transfers described in Sections
3.02 and 3.05 shall be made in accordance with Section 414(1) of the Code.

     (c) Unisource shall submit to the Internal Revenue Service requests for favorable determination letters with respect to the tax-qualified status of the Transferred Plans, the Unisource Pension Plan and the Unisource RSP as soon as practicable after the Effective Date, and Unisource shall make such amendments to the plans as may be required by the Internal Revenue Service in order for Unisource to receive favorable determination letters with respect to the plans.

                                   ARTICLE IV
                          EMPLOYEE STOCK OPTION PLANS

     Section 4.01.  Employee Stock Option Plans.
                    ---------------------------

     (a) Unisource shall establish one or more stock option plans for eligible Active Unisource Employees. Unisource and Alco shall give each Active Unisource Employee an opportunity to elect, by December 6, 1996, either:

          (i) To have all the Active Unisource Employee's options to purchase Alco Common Stock that are outstanding as of December 31, 1996 and that were granted under the Alco Group's stock options plans (both vested and unvested options) converted into options to purchase Unisource Common Stock, or

          (ii) To retain the Active Unisource Employee's vested options to purchase Alco Common Stock that are outstanding as of December 31, 1996 until March 31, 1997 (but not later than the end of their term), thereby forfeiting any unvested options.

For purposes of this Section 4.01, the term "Active Unisource Employee" shall not include an employee of the Unisource Business who is receiving severance payments on or after December

6, 1996; any options to purchase Alco Common Stock that held by such a person and are outstanding as of December 31, 1996 shall be adjusted as described in subsection (b) below. If an Active Unisource Employee elects alternative (ii),
(A) the Active Unisource Employee's unvested Alco options shall terminate as of the Effective Date, (B) the Active Unisource Employee's vested Alco options shall be adjusted as described in subsection (b) below, (C) the Active Unisource Employee's vested Alco options shall be exercisable until March 31, 1997 (but not beyond the stated term of the options), and (D) any vested Alco options that are not exercised by March 31, 1997 (or by the end of their term, if sooner) shall immediately terminate. If an Active Unisource Employee fails to make an election, his or her Alco options shall not be converted into Unisource options. The conversion of Alco options into Unisource options shall be made according to the applicable formula set forth in Schedule 4.01 and shall be made consistent with Section 424(a) of the Code with respect to options that are "incentive stock options" under Section 422 of the Code. The Unisource options shall have vesting and other terms identical to those of the Alco options that they replace, except that, for the period after the Effective Date, service with the Unisource Group shall be considered continued service with the employer.

     (b) Alco shall adjust all outstanding options to purchase Alco Common Stock that were granted under the Alco Group's stock option plans and that are held by persons who are not Active Unisource Employees or Unisource Directors, or that are held by Active Unisource Employees who retain their Alco options under subsection (a) above, to take into account the Distribution. The adjustment shall be made according to the applicable formula set forth in Schedule 4.01 and shall be made consistent with Section 424(a) of the Code with respect to options that are "incentive stock options" under Section 422 of the Code.

                                   ARTICLE V
                                 PARTNER PLANS

     Section 5.01.  Partners' Stock Purchase Plan.
                    -----------------------------

     (a) Unisource shall establish a stock purchase plan for its eligible employees, directors and consultants designated by Unisource as partners (the "Unisource PSPP"). Unisource shall assume liability for all benefits that are payable on or after the Effective Date under Alco's Partners' Stock Purchase Plan (the "Alco PSPP") with respect to Active Unisource Employees (which term shall include, for purposes of the PSPP only, any Unisource consultants participating in the PSPP) and Unisource Directors. The accounts of Active Unisource Employees and Unisource Directors under the Alco PSPP shall be transferred to the Unisource PSPP within 30 days after the Effective Date. Any unvested shares held for Active Unisource Employees and Unisource Directors shall continue to vest in accordance with the existing vesting schedules, which shall take into account service with the Unisource Group as continued service for the period after the Effective Date. Alco shall remain responsible for any Alco PSPP benefits payable to Former Unisource Employees.

     (b) Unisource shall allow each eligible Active Unisource Employee and Unisource Director to direct that the shares of Alco Common Stock held in his or her account under the Unisource PSPP be converted into shares of Unisource Common Stock. The conversions into Unisource shares shall be made by exchanging shares of Alco Common Stock for shares of Unisource Common Stock based on the closing price of Alco Common Stock and Unisource Common Stock, respectively, as of the last business day of the month in which the

Active Unisource Employee or Unisource Director elects to have Alco shares converted into Unisource shares.

     (c) Alco shall allow each of its eligible employees, directors and consultants who remain with the Alco Group to direct that the shares of Unisource Common Stock held in his or her account under the Alco PSPP be converted into shares of Alco Common Stock. The conversions into Alco shares shall be made by exchanging shares of Unisource Common Stock for shares of Alco Common Stock based on the closing price of Alco Common Stock and Unisource Common Stock, respectively, as of the last business day of the month in which the employee, director or consultant elects to have Unisource shares converted into Alco shares.

     (d) Unisource and Alco each agree to purchase or sell such shares of Unisource Common Stock or Alco Common Stock, respectively, as may be necessary to effect the conversions described in subsections (b) and (c), at the prices at which the exchanges of shares are to be made.

     Section 5.02.  Partner Loan Program.  Unisource shall establish a loan
                    --------------------
program for its eligible employees designated by Unisource as partners (the "Unisource Loan Program"). All existing loans for Active Unisource Employees under Alco's Partner Loan Program, and the related collateral, shall be transferred to the Unisource Loan Program as soon as administratively practicable after the Effective Date, and Unisource shall assume all rights and responsibilities with respect to such loans. Active Unisource Employees shall be given an opportunity to substitute shares of Unisource Common Stock for shares of Alco Common Stock as collateral for their loans, and continuing Alco employees shall be given an opportunity to substitute shares of Alco Common Stock for shares of Unisource Common Stock as collateral for their loans under

Alco's Partner Loan Program. Alco shall remain responsible for any existing loans under Alco's Partner Loan Program with respect to Former Unisource Employees.

                                 ARTICLE VI
                              OTHER EMPLOYEE PLANS

     Section 6.01.  Bonus and Long-Term Incentive Plans.
                    -----------------------------------

     (a) Unisource shall establish such bonus plans as it deems appropriate for Active Unisource Employees for periods beginning on and after October 1, 1996.

     (b) Unisource shall establish a long-term incentive plan (the "Unisource LTIP") for eligible Active Unisource Employees, and Unisource shall assume liability for all amounts payable under Alco's Long-Term Incentive Compensation Plan ("the Alco LTIP") to Active Unisource Employees with respect to periods ending on or after October 1, 1996. The outstanding Alco LTIP awards for Active Unisource Employees shall be paid under the Unisource LTIP. The outstanding Alco LTIP awards for Active Unisource Employees for the 1995-97 plan period shall be paid in the form of Unisource Common Stock. Unisource shall make such adjustments to the financial goals, targets, payments and forms of payment as Unisource deems appropriate to take into account the Distribution.

     (c) Alco shall remain responsible for any amounts payable under Alco bonus plans or the Alco LTIP with respect to periods ending before October 1, 1996.

     Section 6.02.  Deferred Compensation Plans.
                    ---------------------------

     (a) Unisource shall establish one or more deferred compensation plans, which shall permit eligible Active Unisource Employees to defer compensation upon such terms as Unisource deems appropriate.

     (b) Alco shall retain all liabilities with respect to Alco's 1980 Deferred Compensation Plan (the "1980 Plan"), and Alco shall pay all benefits to or with respect to Active or Former Unisource Employees as required by the terms of the 1980 Plan. Service with the Unisource Group after the Effective Date shall be considered continued service with the employer for purposes of vesting and payment of benefits under the 1980 Plan. Alco shall retain all insurance policies purchased by Alco in connection with the 1980 Plan, and Unisource shall have no liability with respect to the 1980 Plan.

     (c) Unisource shall pay all benefits to or with respect to Active or Former Unisource Employees (other than employees described in subsection (g) below) under Alco's 1985 Deferred Compensation Plan (the "1985 Plan") as the benefits become due. Alco shall reimburse Unisource for the cost (as defined in subsection (h) below) of each benefit payment made by Unisource under the 1985 Plan. Service with the Unisource Group after the Effective Date shall be considered continued service with the employer for purposes of vesting and payment of benefits under the 1985 Plan. Alco shall retain all insurance policies purchased by Alco in connection with the 1985 Plan.

     (d) (i)  Active Unisource Employees shall cease deferrals under Alco's
1991 Deferred Compensation Plan (the "1991 Plan") as of the Effective Date. The retirement benefit of any Active Unisource Employee who is making deferrals under the 1991 Plan immediately before the Effective Date shall be computed as a pro rata portion (based on deferrals actually made) of the retirement benefit that would have been payable had the Active Unisource Employee's deferrals continued to the end of the applicable deferral period. The pro rata portion for a participant who has made deferrals based on a ten-year deferral period since the inception of the 1991 Plan through December 31, 1996 shall be 73% of the participant's retirement benefit under the 1991 Plan. Service with the Unisource Group after the Effective Date shall be considered continued service with the employer for purposes of vesting and payment of benefits under the 1991 Plan. Each Active or Former Unisource Employee who has a benefit under the 1991 Plan shall continue to pay Alco the monthly payment for the cost of life insurance benefits under the 1991 Plan, as required by the 1991 Plan, until the Active or Former Unisource Employee attains age 65 or retires from the Unisource Group, whichever occurs later.

          (ii) Unisource shall pay all benefits to or with respect to Active or Former Unisource Employees (other than employees described in subsection (g) below) under the 1991 Plan as the benefits become due. Alco shall reimburse Unisource for the cost (as described in subsection (h) below) of each benefit payment made by Unisource under the 1991 Plan. Alco shall retain all insurance policies purchased by Alco in connection with the 1991 Plan, except as provided below.

          (iii) When an Active or Former Unisource Employee (other than an employee described in subsection (g) below) attains age 65 or retires from the Unisource Group, whichever occurs later, Alco shall transfer to Unisource, and Unisource shall immediately transfer to the Active or Former Unisource Employee, a life insurance policy that is attributable to the life insurance benefit under the split-dollar arrangement of the 1991 Plan. Alco shall not transfer any insurance policies relating to the retirement benefits under the 1991 Plan. If for any reason Unisource is not able to transfer such life insurance policy immediately to the Active or Former Unisource Employee, Alco shall transfer the policy directly to the Active or Former Unisource Employee pursuant to the terms of the 1991 Plan. Any tax benefit received by

Unisource as a result of the transfer of a life insurance policy to an Active or Former Unisource Employee shall be a credit against, and shall reduce, any reimbursements that are to be made by Alco to Unisource with respect to benefits paid by Unisource under the 1991 Plan or under other deferred compensation plans pursuant to this Section 6.02.

     (e) Active Unisource Employees shall cease deferrals under Alco's 1994 Deferred Compensation Plan (the "1994 Plan") as of the Effective Date. The retirement benefit of an Active or Former Unisource Employee under the 1994 Plan shall be computed based on the Active or Former Unisource Employee's deferrals made before the Effective Date, adjusted by future hypothetical investment performance pursuant to the 1994 Plan. Service with the Unisource Group after the Effective Date shall be considered service with the employer for purposes of vesting and payment of benefits under the 1994 Plan. Unisource shall pay all benefits to or with respect to Active or Former Unisource Employees (other than employees described in subsection (g) below) under the 1994 Plan as the benefits become due. Alco shall reimburse Unisource for the cost (as described in subsection (h) below) of each benefit payment by Unisource under the 1994 Plan. Alco shall retain all insurance policies purchased by Alco in connection with the 1994 Plan.

     (f) Active Unisource Employees shall cease deferrals under Alco's 1996 Executive Deferred Compensation Plan (the "1996 Plan") as of the Effective Date. Alco shall retain all liabilities with respect to the 1996 Plan and shall pay all benefits to or with respect to Active or Former Unisource Employees as required by the 1996 Plan. Alco shall retain all insurance policies purchased by Alco in connection with the 1996 Plan, and Unisource shall have no liability with respect to the 1996 Plan.

     (g) Notwithstanding the foregoing, Unisource shall have no responsibility or liability with respect to benefits under the 1985 Plan, 1991 Plan and 1994 Plan for Active or Former Unisource Employees who were corporate staff employees of the Alco Group or were otherwise on the Alco Group payroll when the deferrals under the applicable Plan were made, and Alco shall remain responsible for providing such benefits.

     (h) Alco shall reimburse Unisource for 63% of each benefit payment made by Unisource under the 1985 Plan, 1991 Plan and 1994 Plan. All reimbursements by Alco to Unisource under this Section 6.02 shall be made within 30 business days after Unisource delivers to Alco written notice of a payment by Unisource under the 1985 Plan, 1991 Plan or 1994 Plan, as the case may be.

     (i) In order to enable Unisource to make benefit payments pursuant to this
Section 6.02, Alco shall provide Unisource with a list of all Active and Former Unisource Employees participating in the 1985 Plan, 1991 Plan and 1994 Plan, the amount of benefits payable to or with respect to each such Active or Former Unisource Employee, and the dates on which such benefits are to be paid.

     Section 6.03.  Welfare Benefit Plans.
                    ---------------------

     (a) Unisource shall establish welfare benefit plans for eligible Active Unisource Employees, which shall provide such medical, health, disability, accident, life insurance, death, dental or other benefits as Unisource deems appropriate. Unisource shall establish such welfare benefit plans for eligible employees on its payroll as of October 1, 1996. Eligible employees of the Alco Group who become Active Unisource Employees as of the Effective Date shall be eligible to participate in applicable Unisource welfare benefit plans as of the Effective Date. For purposes of this Section 6.03, the term "Active Unisource Employee" shall include (in addition to the persons described in the definition of "Active Unisource Employee" as set forth in Section 1.01) persons employed in the Unisource Business on or after October 1, 1996, determined by using the definition of "Active Unisource Employee" as set forth in Section 1.01 as of October 1, 1996.

     (b) (i) Unisource shall be liable for all employee health (including, without limitation, medical and dental), life insurance (including, without limitation, disability waiver of premium claims and any other life insurance disability claims) and long-term disability claims, and any other welfare benefit claims, and any expenses related thereto, ("Welfare Claims") that are incurred on or after October 1, 1996 with respect to Active Unisource Employees and their beneficiaries and dependents.

          (ii) Except as otherwise provided in this Section 6.03, Alco shall be liable for all Welfare Claims that are incurred before October 1, 1996 with respect to Active Unisource Employees and their beneficiaries and dependents.

          (iii) Except as otherwise provided in this Section 6.03, Alco shall be liable for all Welfare Claims that are incurred before, on or after October 1, 1996 with respect to Former Unisource Employees and their beneficiaries and dependents.

          (iv) Notwithstanding the foregoing, (A) Unisource shall be liable for all retiree health claims (including, without limitation, medical and dental) and retiree life insurance claims incurred before, on or after October 1, 1996 with respect to Active or Former Unisource Employees, and Alco shall have no liability with respect to such claims, and (B) Unisource shall be liable for all short-term disability claims incurred before, on or after October

1, 1996 with respect to Former or Active Unisource Employees, and Alco shall have no liability with respect to such claims.

          (v) If either party pays any welfare benefit claims that are a liability of the other party, the responsible party shall reimburse the paying party for all such payments.

     (c) For purposes of this Section 6.03, a health benefit claim is incurred when the medical services are rendered, and a life insurance claim is incurred when the covered employee dies. A claim for a hospital admission shall be deemed to have been incurred on the date of admission to the hospital and shall continue for the duration of that period of hospital confinement; costs for all services provided during that period of hospital confinement shall be included in the claim. A long-term disability claim or life insurance disability claim shall be deemed to have been incurred on the date the condition causing the disability rendered the employee disabled, as determined by the committee or plan administrator making the determination; costs for all long-term disability benefits relating to the claim shall be included in the claim.

     (d) Unisource shall maintain its welfare benefit plans as a continuation of Alco's welfare benefit plans. Unisource shall give Active Unisource Employees credit under its welfare benefit plans for payments made under Alco's welfare benefit plans for purposes of deductibles and maximum out-of-pocket limits, and Unisource shall not impose break in service or preexisting condition requirements with respect to Active Unisource Employees' initial participation in the Unisource welfare benefit plans. Elections made by Active Unisource Employees under Alco's welfare benefit plans shall continue in effect for Unisource's corresponding plans, except to the extent that Unisource determines otherwise.

     (e) For purposes of allowing Alco to determine health care continuation requirement obligations under the Code and ERISA, Unisource agrees to provide such health care information as is required by Alco with respect to the volume and level of coverage under health care plans. Unisource shall be liable for any health care continuation obligations under Section 4980B of the Code and
Section 601 through 608 of ERISA with respect to Active and Former Unisource Employees and persons who are "qualified beneficiaries" (as that term is used in Section 4980B of the Code) of such employees, to the same extent as Unisource is liable for the underlying health care coverage of the Active or Former Unisource Employees pursuant to subsection (b) above.

     (f) Unisource shall establish a long-term disability plan covering eligible Unisource Employees who are participants in Alco's long-term disability plan, and a trust meeting the requirements of Section 501(c)(9) of the Code to hold assets of the Unisource LTD Plan. Pursuant to subsection (b) above, Unisource and its long-term disability plan shall be liable for any long-term disability claims that are incurred on or after October 1, 1996 with respect to Active Unisource Employees.

     (g) The Distribution shall not be considered an event entitling any employee to salary continuation or other severance benefits. Notwithstanding subsection (b), Unisource shall assume liability for all salary continuation and other severance benefits that payable on or after the Effective Date with respect to all Active Unisource Employees.

     Section 6.04.  Monthly Investment Plan.  Unisource shall establish a
                    -----------------------
monthly investment plan for eligible Active Unisource Employees upon such terms as Unisource deems appropriate.

     Section 6.05.  Vacation Pay and Similar Items.  Unisource shall assume or
                    ------------------------------
retain liability for all unpaid vacation pay, sick pay and personal leave accrued by Active Unisource Employees as of the Effective Date.

     Section 6.06.  Canadian Plans.  Unisource shall continue to be responsible
                    --------------
for the Pension Plan for Employees of the Canadian Subsidiary and Associated Companies of Alco Standard Corporation and the welfare and other employee benefit plans that cover Canadian employees of the Unisource Group.

                                  ARTICLE VII
                                DIRECTORS PLANS

     Section 7.01.  Stock Options.
                    -------------
     (a) Unisource shall establish such stock option plans as it deems appropriate for Unisource Directors. Unisource and Alco shall give each Unisource Director an opportunity to elect, by December 6, 1996, either:

          (i) To have part or all of the Unisource Director's outstanding options to purchase Alco Common Stock that were granted under Alco's directors stock option plans converted into options to purchase Unisource Common Stock, or

          (ii) To retain the Unisource Director's options to purchase Alco Common Stock that were granted under Alco's directors stock option plans.

If a Unisource Director fails to make an election, his or her Alco options shall not be converted into Unisource options. The conversion shall be made according to the applicable formula set forth in Schedule 4.01. The Unisource options shall have vesting and other terms identical to those of the Alco options that they replace, except that, for the period after the Effective Date, service as a director of Unisource shall be considered continued service.

     (b) Alco shall adjust all outstanding options to purchase Alco Common Stock that are held by Alco directors who do not become Unisource Directors, or that are held by Unisource Directors who retain their Alco options under subsection
(a) above, and that were granted under Alco's directors stock option plans, to take into account the Distribution. The adjustment shall be made according to the applicable formula set forth in Schedule 4.01.

     Section 7.02.  Retirement Plan.  As of the Effective Date, Unisource shall
                    ---------------
establish a retirement plan for its outside directors (the "Unisource Directors Plan") that is comparable to Alco's Retirement Plan for Non-Employee Directors (the "Alco Directors Plan"). Unisource shall assume liability for all benefits that Unisource Directors accrued under the Alco Directors Plan before the Effective Date, and such benefits shall be provided under the Unisource Directors Plan. The Unisource Directors Plan shall be a continuation of the Alco Directors Plan, and service as a director of Alco before the Effective Date shall be taken into account in computing benefits under the Unisource Directors Plan. Alco shall have no liability with respect to the Unisource Directors Plan.

                                 ARTICLE VIII
                                INDEMNIFICATION

     Section 8.01.  Unisource Indemnification of the Alco Group.  On and after
                    -------------------------------------------
the Effective Date, Unisource shall indemnify, defend and hold harmless each member of the Alco Group, and each of their respective directors, officers, employees and agents (the "Alco Indemnitees") from and against any and all damage, loss, liability and expense (including, without limitation, reasonable expenses of investigation and reasonable attorneys fees and expenses in connection with any and all Actions or threatened Actions) (collectively, "Indemnifiable Losses") incurred or suffered by any of the Alco Indemnitees and arising out of, or due to the failure of Unisource or any member of the Unisource Group to pay, perform or otherwise discharge, any of the employee benefit liabilities and obligations assumed or retained, and agreements made, by Unisource pursuant to this Agreement.

     Section 8.02.   Alco Indemnification of Unisource Group.  On and after the
                     ---------------------------------------
Effective Date, Alco shall indemnify, defend and hold harmless each member of the Unisource Group, and each of their respective directors, officers, employees and agents (the "Unisource Indemnitees") from and against any and all Indemnifiable Losses incurred or suffered by any of the Unisource Indemnitees and arising out of, or due to the failure of Alco or any member of the Alco Group to pay, perform or otherwise discharge, any of the employee benefit liabilities and obligations assumed or retained, and agreements made, by Alco pursuant to this Agreement.

     Section 8.03.   Insurance and Third Party Obligations.  No insurer or any
                     -------------------------------------
other third party shall be (a) entitled to a benefit it would not be entitled to receive in the absence of the foregoing indemnification provisions, (b) relieved of the responsibility to pay any claims to which it is obligated or (c) entitled to any subrogation rights with respect to any obligation hereunder.

                                  ARTICLE IX
                           INDEMNIFICATION PROCEDURES

     Section 9.01.   Notice and Payment of Claims.  If any Alco or Unisource
                     ----------------------------
Indemnitee (the Indemnified Party") determines that it is or may be entitled to indemnification by a party (the "Indemnifying Party") under Article VIII (other than in connection with any Action or claim subject to Section 9.02), the Indemnified Party shall deliver to the Indemnifying Party a written notice specifying, to the extent reasonably practicable, the basis for its claim for indemnification and the amount for which the Indemnified Party reasonably believes it is entitled to be indemnified. After the Indemnifying Party shall been notified of the amount for which the Indemnified Party seeks indemnification, the Indemnifying Party shall, within 90 days after receipt of such notice, pay the Indemnified Party such amount in cash or other immediately available funds (or reach agreement with the Indemnified Party as to a mutually agreeable alternative payment schedule) unless the Indemnifying Party objects to the claim for indemnification or the amount thereof. If the Indemnifying Party does not give the Indemnified Party written notice objecting to such claim and setting forth the grounds therefor within the same 90 day period, the Indemnifying Party shall be deemed to have acknowledged its liability for such claim and the Indemnified Party may exercise any and all of its rights under applicable law to collect such amount.

     Section 9.02.  Notice and Defense of Third-Party Claims.  Promptly
                    ----------------------------------------
following the earlier of (a) receipt of notice of the commencement by a third party of any Action against or otherwise involving any Indemnified Party or (b) receipt of information from a third party alleging the existence of a claim against an Indemnified Party, in either case, with respect to which indemnification may be sought pursuant to this Agreement (a "Third-Party Claim"), the Indemnified Party shall give the Indemnifying Party written notice thereof. The failure of the Indemnified Party to give notice as provided in this Section 9.02 shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent that the Indemnifying Party is prejudiced by such failure to give notice. Within 90 days after receipt of such notice, the Indemnifying Party may (a) by giving written notice thereof to the Indemnified Party, acknowledge liability for and at its option elect to assume the defense of such Third-Party Claim at its sole cost and expense or (b) object to the claim of indemnification set forth in the notice delivered by the Indemnified Party pursuant to the first sentence of this Section 9.02; provided that if the Indemnifying Party does not within the same 90 day period give the Indemnified Party written notice objecting to such claim and setting forth the grounds therefor or electing to assume the defense, the Indemnifying Party shall be deemed to have acknowledged its liability for such Third-Party Claim. Any contest of a Third Party Claim as to which the Indemnifying Party has elected to assume the defense shall be conducted by attorneys employed by the Indemnifying Party and reasonably satisfactory to the Indemnified Party; provided that the Indemnified Party shall have the right to participate in such proceedings and to be represented by attorneys of its own choosing at the Indemnified Party's sole cost and expense. If the Indemnifying Party assumes the defense of the Third-Party Claim, the Indemnifying Party may settle or compromise the claim without the prior written consent of the Indemnified Party; provided that the Indemnifying Party may not agree to any such settlement pursuant to which any such remedy or relief, other than monetary damages for which the Indemnifying Party shall be responsible hereunder, shall be applied to or against the Indemnified Party, without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld. If the Indemnifying Party does not assume the defense of a Third-Party Claim for which it has acknowledged liability for indemnification under Article VIII, the Indemnified Party may require the Indemnifying Party to reimburse it on a current basis for its reasonable expenses of investigation, reasonable attorney's fees and reasonable out-of-pocket expenses incurred in defending against such Third-Party Claim and the Indemnifying Party shall be bound by the result obtained with respect thereto by the Indemnified Party; provided that the Indemnifying Party shall not be liable for any settlement effected without its consent, which consent shall not be unreasonably withheld. The Indemnifying Party shall pay to the Indemnified Party in cash the amount for which the Indemnified Party is entitled to be indemnified (if any) within 15 days after the final resolution of such Third-Party Claim (whether by the final nonappealable judgment of a court of competent jurisdiction or otherwise) or, in the case of any Third-Party Claim as to which the Indemnifying Party has not acknowledged liability, with 15 days after such Indemnifying Party's objection has been resolved by settlement, compromise or the final nonappealable judgment of a court of competent jurisdiction.

                                   ARTICLE X
                                 MISCELLANEOUS

     Section 10.01.   Notices.  All notices and communications under this
                      -------
Agreement shall be in writing and any communications or delivery hereunder shall be deemed to have been duly given when received addressed as follows:

          If to Alco, to:

          Alco Standard Corporation
          825 Duportail Road
          Wayne, Pennsylvania 19087
          Attention:  Corporate Secretary

          If to Unisource, to:

          Unisource Worldwide, Inc.
          825 Duportail Road
          Wayne, Pennsylvania  19087
          Attention:  Corporate Secretary

Either party may, by written notice so delivered to the other party, change the address to which delivery of any notice shall thereafter be made.

     Section 10.02.   Amendment and Waiver.  This Agreement may not be altered
                      --------------------
or amended, nor may rights hereunder be waived, except by an instrument in writing executed by the party or parties to be charged with such amendment or waiver. No waiver of any terms, provision or condition of or failure to exercise or delay in exercising any rights or remedies under this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, provision, condition, right or remedy or as a waiver of any other term, provision or condition of this Agreement.

     Section 10.03.   Entire Agreement.  This Agreement, together with the
                      ----------------
Distribution Agreement and the Ancillary Agreements referred to therein, constitute the entire understanding of the parties hereto with respect to the subject matter hereof, superseding all negotiations, prior discussions and prior agreements and understandings relating to such subject matter. To the extent that the provisions of this Agreement are inconsistent with the provisions of the Distribution Agreement or any Ancillary Agreement, the provisions of this Agreement shall prevail.

     Section 10.04.   Parties in Interest.  Neither of the parties hereto may
                      -------------------
assign its rights or delegate any of its duties under this Agreement without the prior written consent of each other party. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns. Nothing contained in this Agreement, express or implied, is intended to confer any benefits, rights or remedies upon any person or entity other than members of the Alco Group and the Unisource Group, and the Alco Indemnitees and Unisource Indemnitees under Articles VIII and IX hereof.

     Section 10.05.   Further Assurances and Consents.  In addition to the
                      -------------------------------
actions specifically provided for elsewhere in this Agreement, each of the parties hereto will use its reasonable efforts to (i) execute and deliver such further instruments and documents and take such other actions as any other party may reasonably request in order to effectuate the purposes of this Agreement and to carry out the terms hereof and (ii) take, or cause to be taken, all actions, and to do, or cause to be done, all things, reasonably necessary, proper or advisable under applicable laws, regulations and agreements or otherwise to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, using its reasonable efforts to obtain any consents and approvals and to make any filings and applications necessary or desirable in order to consummate the transactions contemplated by this Agreement; provided that no party hereto shall be obligated to pay any consideration therefor (except for filing fees and other similar charges) to any third party from whom such consents, approvals and amendments are requested or to take any action or omit to take any action if the taking of or the omission to take such action would be unreasonably burdensome to the party or its Group or the business thereof. To the extent that either party is obligated to deliver shares of the other party in satisfaction of obligations under employee or director benefit plans or other arrangements, including, without limitation, savings plans, stock option plans, stock purchase plans and bonus and incentive plans, the party whose shares are required for such purpose shall make such shares available from authorized but unissued shares or treasury shares on such terms as may be appropriate to the transaction.

     Section 10.06.   Severability.  The provisions of this Agreement are
                      ------------
severable and should any provision hereof be void, voidable or unenforceable under any applicable law, such provision shall not affect or invalidate any other provision of this Agreement, which shall continue to govern the relative rights and duties of the parties as though such void, voidable or unenforceable provision were not part hereof.

     Section 10.07.  Governing Law.  This Agreement shall be construed in
                     -------------
accordance with, and governed by, the laws of the Commonwealth of Pennsylvania, without regard to the conflicts of law rules of such state.

     Section 10.08.   Counterparts.  This Agreement may be executed in one or
                      ------------
more counterparts each of which shall be deemed an original instrument, but all of which together shall constitute but one and the same Agreement.

     Section 10.09.   Disputes.  Resolution of any and all disputes arising from
                      --------
or in connection with this Agreement, whether based on contract, tort, statute or otherwise, including, but not limited to, disputes in connection with claims by third parties shall be exclusively governed by and settled in accordance with provisions identical to those set forth in Section 12.11 of the Distribution Agreement, which Section is hereby incorporated by this reference.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

                                 ALCO STANDARD CORPORATION



                                 BY  /s/ John E. Stuart
                                   -------------------------------------
                                   Name:  John E. Stuart
                                   Title:  Chairman and Chief Executive Officer


                                 UNISOURCE WORLDWIDE, INC.



                                 BY  /s/ Ray B. Mundt
                                   -------------------------------------
                                   Name:  Ray B. Mundt
                                   Title:  Chairman and Chief Executive Officer

                                 SCHEDULE 1.01

                           CLOSED OR SOLD OPERATIONS
                       INCLUDED IN THE UNISOURCE BUSINESS

Business Sold                                      Buyer                                 Date of Sale
-------------                                      -----                                 ------------
Minerva Paper                                      James River Corporation                  4/29/81
A. E. MacAdam & Co.                                George W. Millar & Co., Inc.             5/13/83
Harold Paper Company                               Lombardi Food Co.                        6/13/83
Narrow Fabric Division of  Wyomissing Corp.        assets to management group               9/30/85
Wyomissing Corp.                                   James River Corporation                  3/31/89
Coastal Plastics                                   BBC Acquisitions Corp.                   6/30/89
American Warehouses, Inc.                          Larry Chandler                           2/13/91
                                                   American Warehouses, Inc.
Central Products, Inc.                             Spinnaker Industries, Inc.               9/29/95

Former Units of Saxon Industries, Inc.
--------------------------------------
Brown & Bigelow Division                           B&B Communications                        1983
Chuckerman Company, a Division                     Swarz Paper Company (DE)                  1982
Fonda Cup and Container Division                   DMS Acquisition Company (DE)              1984
Missisquoi Division                                Boise Cascade Corporation                 1983
National Metallizing Division                      NMD, Inc.                                 1982
Saxon Business Products Division                   Copystatics, Inc. (DE)                    1982
Saxon Export Corporation                           Saxport International, Inc. (FL)          1982


                                 Schedule 1.01

                                 SCHEDULE 2.04

                              MULTI-EMPLOYER PLANS


1.  Central States Teamsters
       Locals 107, 120, 325, 364, 707, 716, 807

2.  Phila. Warehousemen
       Local 169

3.  Central Pennsylvania Teamsters
       Local 429

4.  St. Paul Grocers
       Local 503

5.  GCIU
       Local 447

6.  United Service Workers
       Local 355

7.  ILWU
       San Francisco Local 6

8.  Independent Truck Drivers

9.  Paper Products and Misc.
       Local 27

10. Western Conference of Teamsters
       City of Commerce Local 598
       Portland Locals 57, 162, 206
       San Bernadino Local 166
       San Diego Local 542
       San Francisco Local 70
       San Jose Local 287
       Seattle Locals 117, 174
       Spokane Local 582

11. Pulp & Paperworkers
       Locals 433, 1124, 5

12. Calgary RSP


                                 Schedule 2.04

                                 SCHEDULE 3.01

                           PENSION AND SAVINGS PLANS
                         TO BE TRANSFERRED TO UNISOURCE


1. Alco Standard Corporation Participating Companies Pension Plan for Union Employees.

2.   Unisource Northeast Affiliated Employees Pension Plan.

3.   Inter-City Paper Company Profit Sharing Plan.


                                 Schedule 3.01

                                 SCHEDULE 3.02

                    CALCULATION OF FORMER EMPLOYEES PORTION,
                     ACTIVE UNISOURCE EMPLOYEES PORTION AND
                         ACTIVE ALCO EMPLOYEES PORTION
                            AS OF DECEMBER 31, 1995


                           Alco Master Plan and SERP
                         (Including Hourly Master Plan)

                           Estimated Asset Allocation
                           (Based on 6/30/96 Assets)

                                          All Inactives Staying with IKON

                                      IKON           Unisource          Total
                                  -------------    -------------    -------------

Projected Benefit Obligation (Qualified Plan Only)

 .  Inactives (Same as ABO)        $137,920,000     $          0     $137,920,000
 .  Actives                          65,739,000      108,990,000      174,729,000
                                  ------------     ------------     ------------
   Total                          $203,659,000     $108,990,000     $312,649,000

Percent of Total                          65.1%            34.9%

Market Value of Assets            $201,603,000     $105,580,000     $307,183,000

Percent of Total                          65.6%            34.4%

                                       *                *                *

Funded Status
(Qualified Plan Only)               (2,056,000)      (3,410,000)      (5,466,000)

Pension Liability
(Qualified Plan Only)              (31,869,000)     (19,473,000)     (51,342,000)

Estimated Accounting Expenses for 9/30/97

 .  Qualified Plan                 $ 11,520,000     $ 11,640,000     $ 23,160,000
 .  SERP                              1,420,000        1,500,000        2,920,000
                                  ------------     ------------     ------------
   Total                          $ 12,940,000     $ 13,140,000     $ 26,080,000

Estimated 1997 Cash
Contributions                     $ 14,000,000     $ 10,000,000     $ 24,000,000


                                 Schedule 3.02

                                 SCHEDULE 4.01

                           CONVERSION AND ADJUSTMENT
                          OF OUTSTANDING STOCK OPTIONS



Fair Market Value:
-----------------

The Fair Market Value of Alco Common Stock immediately before the Distribution shall be based on the average of the high and low trading prices of Alco Common Stock on the New York Stock Exchange on December 10, 1996.

The Fair Market Value of Unisource Common Stock and IKON Common Stock (Alco when issued) immediately after the Distribution shall each be based on the average of the high and low trading prices of the applicable stock on the New York Stock Exchange for the three trading day period beginning December 11, 1996 (the ex-dividend date) and ending December 13, 1996.

During the period December 10, 1996 through December 13, 1996, it is expected that there will be traded on the New York Stock Exchange the following securities: ASN (Alco Standard taken as a whole); ASN-wi (equivalent of IKON/Alco when issued), and UNISOURCE-wi (Unisource when issued).


                                Schedule 4.01-2

              IKON/UNISOURCE OPTION ADJUSTMENT FORMULA (PER SHARE)
              ----------------------------------------------------



        A = Alco Option Price

        B = Alco Fair Market Value before the Distribution

        C = Unisource Fair Market Value after the Distribution

        D = IKON Fair Market Value after the Distribution

        U = Unisource Exercise Price

        V = Unisource Number of Shares

        Y = IKON Exercise Price

        Z = IKON Number of Shares

        U = A x C
                -
                B

        V = 1 x B
                -
                C

        Y = A x D
                -
                B

        Z = 1 x B
                -
                D


                         EXAMPLE OF OPTION CONVERSIONS

                  (Assumes a 1 Unisource for 2 Alco dividend)

-------------------------------------------------------------------------------------------------------------------------------
               ALCO                                   UNISOURCE                                         IKON
               ----                                   ---------                                         ----


Option                  Current                 Exercise    Number                              Exercise    Number
Price       FMV         Spread      FMV         Price       of Shares   Spread      FMV         Price       of Shares   Spread
===============================================================================================================================
12.3750     45.0000     32.6250     20.0000      5.5000      2.2500     32.6250     35.0000      9.6250      1.2857     32.6250
-------------------------------------------------------------------------------------------------------------------------------
15.7500     47.0000     31.2500     21.0000      7.0372      2.2381     31.2500     36.5000     12.2314      1.2877     31.2500
-------------------------------------------------------------------------------------------------------------------------------
28.8125     46.0000     17.1875     18.0000     11.2745      2.5556     17.1875     37.0000     23.1753      1.2432     17.1875
-------------------------------------------------------------------------------------------------------------------------------